UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                           Washington Banking Company

             (Exact name of registrant as specified in its charter)



                                   Washington

                 (State or other jurisdiction of incorporation)


         000-24503                                      91-1725825
 (Commission File Number)                    (IRS Employer Identification No.)

                               450 Bayshore Drive
                              Oak Harbor, WA 98277

               (Address of principal executive offices) (Zip Code)



                                 (360) 679-3121
              (Registrant's telephone number, including area code)



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                                    FORM 8-K

                           WASHINGTON BANKING COMPANY
                             Oak Harbor, Washington

                                 April 23, 2003


Item 7.  Financial Statements and Exhibits

(a) Financial statements - not applicable

(b) Pro forma financial information - not applicable

(c) The following Exhibits are included with this Report:

         Exhibit 99.1 Press Release dated April 23, 2003

         Exhibit 99.2 Press Release dated April 24, 2003





Item 9.  Regulation FD Disclosure

The following information is being furnished under Item 9 and Item 12 of this
Report:

On April 23, 2003, Washington Banking Company announced by press release its earnings for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.



On April 24, 2003, Washington Banking Company announced by press release a cash dividend. A copy of the press release is attached hereto as Exhibit 99.2.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WASHINGTON BANKING COMPANY



Date:    April 25, 2003             By:              /s/ Michal D. Cann
                                                    ---------------------
                                                       Michal D. Cann
                                           President and Chief Executive Officer